                                                                    Exhibit 99.2


                            VARN INTERNATIONAL GROUP
                            ------------------------


            COMBINED FINANCIAL STATEMENTS AS OF OCTOBER 15, 1999 AND
            --------------------------------------------------------

               FOR THE PERIOD JANUARY 1, 1999 TO OCTOBER 15, 1999
               --------------------------------------------------


                         TOGETHER WITH AUDITORS' REPORT
                         ------------------------------

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------



To the Stockholders of

                Varn International Group:


We have audited the accompanying combined balance sheet of the Varn International Group (see Notes 1 and 2) as of October 15, 1999, and the combined statements of income, changes in stockholders' equity and cash flows for the period January 1, 1999 to October 15, 1999. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Varn International Group as of October 15, 1999, and the results of their operations and their cash flows for the period January 1, 1999 to October 15, 1999 in conformity with generally accepted accounting principles.





Roseland, New Jersey
January 7, 2000

                            VARN INTERNATIONAL GROUP
                            ------------------------


                    COMBINED BALANCE SHEET - OCTOBER 15, 1999
                    -----------------------------------------

                                 (000's omitted)
                                 ---------------


                                     ASSETS
                                     ------

ASSETS:
   Cash and cash equivalents                                                                    $ 1,215
   Accounts receivable, net of allowance for doubtful accounts of $409                           10,291
   Inventories (Note 4)                                                                           8,249
   Prepaid expenses and other current assets                                                      1,260
                                                                                          -------------

                Total current assets                                                             21,015

   Investment in affiliate                                                                          222
   Property, plant and equipment, net (Notes 5 and 10)                                           12,019
   Other assets                                                                                     758
   German tax receivable (Note 6)                                                                 1,637
                                                                                          -------------

                Total assets                                                                    $35,651
                                                                                          =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

LIABILITIES:
   Notes payable to stockholders (Note 7)                                                       $ 4,768
   Obligation under capital lease (Note 10)                                                          69
   Accounts payable                                                                               3,842
   Accrued expenses                                                                               3,983
   Income taxes payable                                                                           1,648
                                                                                          -------------

                Total current liabilities                                                        14,310

DEFERRED TAX LIABILITIES (Note 6)                                                                   386

OBLIGATION UNDER CAPITAL LEASE, less current portion (Note 10)                                    1,486

OTHER LIABILITIES (Notes 8 and 9)                                                                   432
                                                                                          -------------

                Total liabilities                                                                16,614
                                                                                          -------------

COMMITMENTS AND CONTINGENCIES (Notes 9 and 10)

STOCKHOLDERS' EQUITY (Note 1):
   Common stock                                                                                     876
   Retained earnings                                                                             18,107
   Accumulated other comprehensive income                                                            54
                                                                                          -------------

                Total stockholders' equity                                                       19,037
                                                                                          -------------

                Total liabilities and stockholders' equity                                      $35,651
                                                                                          =============

       The accompanying notes are an integral part of this balance sheet.

                            VARN INTERNATIONAL GROUP
                            ------------------------


                          COMBINED STATEMENT OF INCOME
                          ----------------------------

               FOR THE PERIOD JANUARY 1, 1999 TO OCTOBER 15, 1999
               --------------------------------------------------

                                 (000's omitted)
                                 ---------------




NET SALES                                                          $51,016

COST OF SALES                                                       26,865
                                                              --------------

                Gross profit                                        24,151

SELLING AND DELIVERY EXPENSE                                         8,362

GENERAL AND ADMINISTRATIVE EXPENSE (Note 1)                          9,433
                                                              --------------

                Income from operations                               6,356

INTEREST EXPENSE                                                      (317)

OTHER INCOME                                                           220
                                                              --------------

                Income before income taxes                           6,259

PROVISION FOR INCOME TAXES (Note 6)                                  2,176
                                                              --------------

                Net income                                         $ 4,083
                                                              ==============



         The accompanying notes are an integral part of this statement.

                            VARN INTERNATIONAL GROUP
                            ------------------------


              COMBINED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
              -----------------------------------------------------

               FOR THE PERIOD JANUARY 1, 1999 TO OCTOBER 15, 1999
               --------------------------------------------------

                                 (000's omitted)
                                 ---------------


                                                                   Accumulated
                                                                      Other                 Total
                                   Common        Retained         Comprehensive         Stockholders'         Comprehensive
                                   Stock         Earnings             Income                Equity                Income
                                -------------   ------------    -------------------    -----------------    -------------------

Balances, January 1, 1999             $876        $16,164                 $ 0               $17,040

Comprehensive income -
   Net income                            -          4,083                   -                 4,083                 $4,083
   Foreign currency
     translation adjustment              -              -                  54                    54                     54
                                                                                                              ---------------
   Comprehensive income                                                                                             $4,137
                                                                                                              ===============
Cash dividends                           -         (2,140)                  -                (2,140)
                                -------------   ------------       -------------        --------------

Balances, October 15, 1999            $876        $18,107                 $54               $19,037
                                =============   ============       =============        ==============


         The accompanying notes are an integral part of this statement.

                            VARN INTERNATIONAL GROUP
                            ------------------------


                        COMBINED STATEMENT OF CASH FLOWS
                        --------------------------------

               FOR THE PERIOD JANUARY 1, 1999 TO OCTOBER 15, 1999
               --------------------------------------------------

                                 (000's omitted)
                                 ---------------


CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                                     $  4,083
   Adjustments to reconcile net income to net cash provided by operating activities-
     Depreciation                                                                                      761
     Net loss on disposal of fixed assets                                                               18
     Equity in net income of an affiliated company                                                     (14)
     Deferred income taxes                                                                              93
     Foreign currency translation                                                                       74
     Changes in assets and liabilities-
       Accounts receivable                                                                            (642)
       Inventories                                                                                   1,304
       Prepaid expenses and other current assets                                                    (1,030)
       Other assets                                                                                   (212)
       Accounts payable                                                                             (2,286)
       Accrued expenses                                                                              2,365
       Income taxes payable                                                                           (768)
       Other liabilities                                                                                 8
                                                                                             -------------

                Net cash provided by operating activities                                            3,754
                                                                                             -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                                                                               (644)
   Proceeds from sales of fixed assets                                                                   7
                                                                                             -------------

                Net cash used in investing activities                                                 (637)
                                                                                             -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayments of long-term borrowings                                                               (4,528)
   Net change in obligation under capital lease                                                        (49)
   Cash dividends paid                                                                              (2,140)
                                                                                             -------------

                Net cash used in financing activities                                               (6,717)
                                                                                             -------------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                                (20)
                                                                                             -------------

DECREASE IN CASH AND CASH EQUIVALENTS                                                               (3,620)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                     4,835
                                                                                             -------------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                        $  1,215
                                                                                             =============

CASH PAID DURING THE PERIOD:
   Interest paid                                                                                  $    187
                                                                                             =============

   Income taxes paid                                                                              $  1,678
                                                                                             =============



         The accompanying notes are an integral part of this statement.

                            VARN INTERNATIONAL GROUP
                            ------------------------


                     NOTES TO COMBINED FINANCIAL STATEMENTS
                     --------------------------------------

                                OCTOBER 15, 1999
                                ----------------

                      (000's omitted, except share amounts)
                      -------------------------------------



(1)  BASIS OF PRESENTATION:
     ---------------------

       Varn International Group (the "Company" or "Varn") is engaged in the manufacture of a broad range of specialty chemical products and automatic damping systems used primarily in the printing industry.

       The financial statements of Varn are a combination of legal entities under common control representing the Varn businesses. These businesses are all owned either directly or indirectly by members of the Von Zwehl family. Accordingly, the combined financial statements represent the combination of the businesses listed in Note 2. All material intragroup balances have been eliminated in the combination.

(2)  SCOPE OF THE COMBINATION:
     ------------------------

       Common stock balances as of October 15, 1999 for the Varn entities, which are included in the combined financial statements, are as follows-

                                                                        Shares
                     Entity                         Par Value         Outstanding           Amount
                     ------                         ---------         -----------         -------------
        Graph Tech Corp.                            $   -                     200                 $  48
        Varn Holdings Inc. (a)                          -                     932                    63
        Varn Products Co., Inc. Texas                   1.00                1,020                   380
        JV TEX Realty Corp.                             1.00                1,000                   151
        Varn Holdings PLC                               -                  65,000                   167
        Varn Aegis Company GmbH                         -                       -                    67
                                                                                          -------------

                                                                                                  $ 876
                                                                                          =============

       (a) Under the terms of the purchase agreement between Day International Group, Inc. and Varn (see Note 11), JVNJ Realty Corp., and JV Cal Realty Corp. wholly-owned subsidiaries of Varn Holdings, Inc., were not acquired and as such are not included in these combined financial statements.

(3)  SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES:
     -------------------

       Cash and Cash Equivalents-
       --------------------------

         The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

       Inventories-
       ------------

         Inventories consist of raw materials and finished goods to be sold in the normal course of business. Raw materials are valued at the lower of cost or market. Finished goods are valued at the lower of cost of the material plus a charge for labor and plant overhead or market. Costs are determined by the first-in, first-out (FIFO) method.

       Property, Plant and Equipment-
       ------------------------------

         Property, plant and equipment are carried at cost. Major additions are capitalized; expenditures for repairs and maintenance are charged against earnings as incurred.

         Property, plant and equipment are depreciated using the straight-line method over the following estimated useful lives-

                     Buildings and improvements         30 years
                     Machinery and equipment            10 years
                     Printing equipment                 10 years
                     Office equipment                    7 years
                     Autos and trucks                    5 years
                     Lab equipment                       5 years
                     Computers                           3 years

       Use of Estimates-
       -----------------

         The preparation of the combined financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

       Foreign Currency Translation-
       -----------------------------

         Assets and liabilities of foreign entities are translated to United States dollars at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated at weighted average exchange rates prevailing during the year.

         Approximately 46% of net sales, 81% of net income and 46% of net assets were derived from foreign entities.

       Research and Development-
       -------------------------

         Research and development costs are charged to operations as incurred. Such costs were $1,405 for the 9 1/2 month period ended October 15, 1999.

(4)  INVENTORIES:
     -----------

       The components of net inventories at October 15, 1999 consisted of the following-

             Raw materials                                           $1,665
             Finished goods                                           6,584
                                                                 -------------

                           Total inventories                         $8,249
                                                                 =============

(5)  PROPERTY, PLANT AND EQUIPMENT, NET:
     ----------------------------------

       Property, plant and equipment, net, consisted of the following at October 15, 1999-

             Land and buildings                                   $12,097
             Machinery and equipment                                5,844
             Printing equipment                                       628
             Office equipment                                       1,591
             Autos and trucks                                         569
             Lab equipment                                            124
             Computer equipment                                     1,300
                                                               -------------

                       Total property, plant and equipment         22,153

             Less- Accumulated depreciation                        10,134
                                                               -------------
                       Property, plant and equipment, net         $12,019
                                                               =============

(6)  INCOME TAXES:
     ------------

       Income before income taxes for the 9 1/2 months ended October 15, 1999 include the following components-

         Domestic income                            $1,384
         Foreign income                              4,875

       The provision for income taxes consists of the following components-

         Current-
           Federal                                  $      385
           Foreign                                       1,588
           State                                           110
                                                    ----------

                                                         2,083
                                                    ----------
         Deferred-
           Federal                                          68
           Foreign                                          15
           State                                            10
                                                    ----------

                                                            93
                                                    ----------

                                                    $    2,176
                                                    ==========

       The difference between the income tax provision at the statutory Federal income tax rate and the income tax provision reflected in the financial statements is as follows-

         Statutory tax provision                                $2,190
         State taxes, net of Federal benefit                        78
         Impact of foreign operations                             (117)
         Other                                                      25
                                                           -------------

                                                                $2,176
                                                           =============

       The components of the deferred tax liability at October 15, 1999 consists of the following-

         Depreciation                                         $  708
         Allowance for doubtful accounts                        (131)
         Inventories                                            (192)
         Other                                                     1
                                                           ----------
                                                              $  386
                                                           ==========

       Included in total assets is a tax receivable from the German tax authorities primarily relating to a refund due on taxes paid pursuant to dividend distributions to stockholders.

(7)  NOTES PAYABLE TO STOCKHOLDERS:
     -----------------------------

       Notes payable to stockholders at October 15, 1999 consisted of the following-

         Joseph Von Zwehl, interest bearing, due on demand            $2,384
         Vincent Von Zwehl, interest bearing, due on demand            2,384
                                                                  -------------

                                                                      $4,768
                                                                  =============

       No interest has been accrued under these notes in 1999 based on a mutual agreement between the Company and these stockholders. In accordance with the purchase agreement discussed in Note 11, these loans are to be repaid at the closing of the sale transaction.

(8)  OTHER LIABILITIES:
     -----------------

       Other liabilities at October 15, 1999 consisted of the following-

         Deferred compensation (Note 9)                                $324
         Loans payable to affiliate                                     108
                                                                 ------------

                         Total other liabilities                       $432
                                                                 ============

(9)  EMPLOYEE BENEFIT PLANS:
     ----------------------

       Profit Sharing Plan-
       --------------------

         The Company has a defined contribution profit sharing and 401(k) plan which covers substantially all of its U.S. and Canadian employees. Profit sharing plan contributions are based on a percentage of employees' salaries as determined by the Executive Committee and are funded on a quarterly basis. The Company matches 25% of employee 401(k) contributions up to a maximum of 4% of each employee's salary. These matching contributions are funded on an annual basis. Total contributions for the 9 1/2 months ended October 15, 1999 amounted to approximately $53.

         In addition to the United States, employees of Varn businesses around the world either participate in defined contribution benefit plans or are covered by government-sponsored retirement plans. Expense to the Company for these defined contribution plans was approximately $626 for the 9 1/2 months ended October 15, 1999.

       Deferred Compensation Plan-
       ---------------------------

         In 1998, the Company terminated a salary continuation plan established for three executives and received the cash surrender value of the insurance policies established for these plans which approximated $698. Two of the three key executives covered under this plan were paid their portion of the cash surrender value of the insurance policies during 1998. The Company does not have any further liability to these employees. The Company established a rabbi trust for the third executive currently in the amount of $324 to be invested and maintained by the Company until this key executive's retirement. The Company recorded a $324 asset and corresponding liability included within the other assets and other liabilities accounts, respectively.

(10)   COMMITMENTS AND CONTINGENCIES:
       ------------------------------

         The Company enters into various operating leases covering facilities, office machines and autos. The Company also has a capital lease on a building in Germany.

         Property under this capital lease is included in property, plant and equipment as follows-

           Land and buildings                                       $1,876
           Less- Accumulated depreciation                              354
                                                                ------------

           Net capital lease assets                                 $1,522
                                                                ============

         The following is a schedule by year of future annual minimum lease payments as of October 15, 1999-


                                                                     Capital         Operating
           Fiscal Year                                               Leases            Leases
                                                                   ------------    ---------------
           2000                                                       $   170         $   435
           2001                                                           170             379
           2002                                                           170             286
           2003                                                           170             389
           and thereafter                                               1,730             433
                                                                   ------------    ---------------

                                                                        2,410         $ 1,922
                                                                                   ===============
           Less- Amount representing interest at 6.7%                     855
                                                                   ------------

           Present value of minimum lease payments
             (including current portion of $69)                       $ 1,555
                                                                   ============

(11)   SUBSEQUENT EVENT:
       -----------------

         On August 13, 1999, Varn entered into a stock purchase agreement with Day International Group, Inc. (Day) whereby Day agreed to acquire all of the outstanding stock of the entities representing the Varn combined group (as presented in these financial statements). This transaction closed on October 19, 1999.